UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

Diamond Management & Technology Consultants, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

John Hancock Center 875 North Michigan Avenue, Suite 3000 Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-255-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 16, 2010, the Board of Directors of Diamond Management & Technology Consultants, Inc. declared a quarterly cash dividend of $0.07 per share of common stock payable on March 12, 2010, to shareholders of record at the close of business on February 26, 2010.

The Registrant’s press release dated February 17, 2010, announcing the quarterly cash dividend, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1 – Press release dated February 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Management & Technology Consultants, Inc.

By: /s/ Karl E. Bupp
Karl E. Bupp
Chief Financial Officer

February 17, 2010

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